DELAWARE POOLED TRUST

The All-Cap Growth Equity Portfolio

Supplement to the Portfolio's Prospectuses
dated February 25, 2005

On August 18, 2005, the Board of Trustees of Delaware Pooled Trust unanimously voted to approve changes to the investment strategies and policies of The All-Cap Growth Equity Portfolio (the "Portfolio"). The following changes are effective as of 60 days after the date of this Supplement.

The following replaces the section entitled "What are the Portfolio's main investment strategies" in the Prospectus:

What are the Portfolio's main investment strategies?

We invest primarily in common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. We consider companies of any size or market capitalization. Using a bottom up approach, we seek to select securities we believe have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management plans for capital allocation and the company's shareholder orientation.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. Specifically, we look for structural changes in the economy, industry or product cycle changes, or changes in management, targeting those companies that can best capitalize on such changes. The following is a description of how the portfolio managers pursue the Fund's investment goals.

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience sustainable free cash flow growth. Using a bottom up approach, we look for companies that:

-have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash flow generation;
-demonstrate operational and scale efficiencies;
-have demonstrated expertise for capital allocation; and
-have clear shareholder oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us to identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

We maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

The following joins the information provided in the section entitled "Fund Officers and Portfolio Managers" under the heading "Management of the Fund" beginning on page 64 of the Prospectus and becomes effective as of the date of this Supplement:

Jeffrey S. Van Harte
Senior Vice President/Chief Investment Officer - Focus Growth Equity - The All-Cap Growth Equity Portfolio
Mr. Van Harte joined Delaware Investments in April 2005. He is the chief investment officer for the Focus Growth Equity team, responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Most recently, he was a principal and executive vice president at Transamerica Investment Management, LLC. He was the lead manager for the $9.2 billion Transamerica Large Growth strategy, and had been managing portfolios in that discipline for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton. Mr. Van Harte is a CFA charterholder.

Christopher J. Bonavico
Vice President/Senior Portfolio Manager/Equity Analyst - The All-Cap Growth Equity Portfolio
Mr. Bonavico, who joined Delaware Investments in April 2005, is a senior portfolio manager on the Focus Growth Equity team. This team, which is based in San Francisco, is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. He also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware. Mr, Bonavico is a CFA charterholder.

Kenneth F. Broad
Vice President/Senior Portfolio Manager/Equity Analyst - The All-Cap Growth Equity Portfolio
Mr. Broad, who joined Delaware Investments in April 2005, is a senior portfolio manager on the Focus Growth Equity team. This team, which is based in San Francisco, is responsible for large-cap growth, all-cap growth, and one smid-cap growth product. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor's degree in economics from Colgate University. Mr. Broad is a CFA charterholder.

Patrick G. Fortier
Vice President/Portfolio Manager/Equity Analyst - The All-Cap Growth Equity Portfolio
Mr. Fortier, who joined Delaware Investments in April 2005, is a portfolio manager on the Focus Growth Equity team. This team, which is based in San Francisco, is responsible for large-cap growth, all-cap growth and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management, LLC. Before joining Transamerica in 2000, he worked for OLDE Equity Research as an equity analyst. Mr. Fortier received his bachelor's degree in finance from the University of Kentucky. Mr. Fortier is a CFA charterholder.

Daniel J. Prislin
Vice President/Senior Portfolio Manager/Equity Analyst - The All-Cap Growth Equity Portfolio
Mr. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed subadvised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Mr. Prislin received an MBA and bachelor's degree in business administration from the University of California at Berkeley. Mr. Prislin is a CFA charterholder.

This Supplement is dated September 22, 2005.